May 1, 2026

Summary Prospectus

RMB
INVESTORS
TRUST

RMB Quality Intermediate Core Fund

(Investor class)
(not available for purchase)
RMBQX(Class I)

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these shares or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Before you invest in the Fund, as defined below, you may want to review the Fund's prospectus, reports to shareholders (when available and statement of additional information ("SAI"), which contain more information about the Fund and the risks of investing in the Fund. The Fund's current prospectus and SAI, each dated May 1, 2026, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, SAI, reports to shareholders and other information about the Fund online at https://www.rmbfunds.com/documents/. You may also obtain this information at no charge by calling 1-800-462-2392 or by sending an email request to rmbfunds@rmbcap.com.

RMB
FUNDS

RMB Quality Intermediate Core Fund
INVESTMENT OBJECTIVE : The RMB Quality Intermediate Core Fund (the “Fund”) seeks current income consistent with the maintenance of principal and liquidity.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Fee Table

	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	N/A	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.25%	0.25%
Distribution and Shareholder Service (12b-1) fees	0.25%	N/A
Other expenses	0.26%¹	0.26%
Total Annual Fund Operating Expenses[2]	0.76%	0.51%
Less Fee Waiver and/or Expense Reimbursement[3]	-0.15%	-0.15%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2]	0.61%	0.36%
1     Investor Class shares of the Fund are not currently offered for purchase. As a result, “Other Expenses” for Investor Class shares have been estimated.
2     Total Annual Fund Operating Expenses for Class I shares do not correlate to the Ratio of Total Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).
3     Curi Capital, LLC (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Fund to the extent necessary to ensure that the Fund’s operating expenses (excluding, interest, taxes, brokerage commissions and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 0.60% and 0.35% of the average net assets of the Fund’s Investor Class and Class I, respectively (the “Expense Cap”). The Expense Cap is in effect through April 30, 2027 and cannot be terminated prior thereto without the approval of the Fund’s Board of Trustees. To the extent the Adviser waives its compensation and/or assumes expenses to satisfy the Expense Cap, the Adviser may seek repayment by the Fund of a portion or all of such amounts at any time within three years from the date on which such amounts were waived or assumed, provided that the Fund is able to make the repayment without exceeding the lesser of the expense cap in effect at the time of the waiver/reimbursement or in effect at the time of the repayment.
Example

These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, taking into account the Expense Cap in the first year only. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$62	$228
Class I	$37	$148

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example,

affect the Fund’s performance. For the period September 22, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed income securities that are rated investment grade or equivalent by a nationally recognized statistical rating organization (“NRSRO”) or, if a security is unrated, that the Fund’s investment adviser considers to be of comparable quality. Fixed income securities in which the Fund invest include U.S. government debt, U.S. government agency debt, taxable municipal bonds, corporate debt, non-corporate debt (including sovereign, supranational, foreign agency, or other government debt), and mortgage and asset backed securities. The Fund primarily invests in U.S. dollar denominated securities. The investment adviser intends to maintain in the Fund a minimum average overall portfolio quality rating of A3 by Moody’s and/or A- by Standard & Poor’s, excluding unrated securities.
In managing the Fund’s portfolio, the investment adviser seeks to generally capture the attributes of the Bloomberg Intermediate U.S. Government/Credit A+ Index (the “Bloomberg Benchmark”), including average effective duration, duration distribution of individual securities, quality, and convexity, while attempting to realize additional returns through sector allocation and security selection. The investment adviser seeks to manage the Fund’s portfolio-wide weighted average effective duration typically within +/- 20% of the effective duration of the Bloomberg Benchmark. Under certain market conditions, the Fund’s portfolio may have a longer or shorter weighted average effective duration. As of March 31, 2026, the effective duration of the Bloomberg Benchmark was 3.67. The investment adviser seeks to maintain the Fund’s portfolio-wide weighted average maturity between one to 10 years. From time to time, the Fund’s investments may be focused on issuers in the banking industry and/or the industrials sector. The Fund may invest in other investment companies, such as mutual funds and exchange-traded funds.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:
• Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions that are not specifically related to a particular company. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, disruptions, delays or strains on global supply chains, tariffs, trade wars, natural disasters, or other events could have a significant impact on the Fund and its investments. The market value of a security or instrument also may decline because of factors that affect a particular asset class, sector, sub-sector, or group of industries to which the Fund is exposed, such as bond market stress and volatility, or labor shortages, increased production costs and competitive conditions within a sector or industry. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market.
• Fixed Income Securities Risk. Fixed income securities are subject to the risk that the issuer may not make principal and/or interest payments when they are due. Fixed income securities may be subject to credit, interest rate, call or prepayment, and extension risks which are more fully described below.
• Credit Risk . An issuer may not make timely payments of principal and interest. A credit rating assigned to a particular fixed income security is essentially an opinion of the NRSRO as to the credit quality of an issuer and may prove to be inaccurate. Valuations can be affected by changing levels of credit spreads over the comparable U.S. Treasury risk-free rates. Changes in the market’s perceptions of the issuer’s financial strength and ability to make such payments will cause the price of that security to fluctuate.
• Interest Rate Risk . The value of fixed income securities fluctuates with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. Conversely, if rates fall, the value of the fixed income securities generally increases.

• Call or Prepayment Risk. During periods of declining interest rates, a bond issuer may “call” or repay its higher yielding bonds before their maturity dates and the Fund may have to replace them with securities having a lower yield. This will reduce the Fund’s yield.
• Extension Risk . When interest rates rise, certain obligations may be paid off by the obligor more slowly than anticipated, causing their effective duration to lengthen, their price sensitivity to future interest rate changes to increase, and the value of these securities to possibly fall.
• Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio that invests in securities that may not necessarily be included in the Fund’s benchmark. The Adviser utilizes the investment strategies discussed above in making investment decisions for the Fund, and the Adviser may misjudge the risk and/or return potential of a security which can result in a loss to the Fund or significant underperformance relative to the Fund’s benchmark or similar funds in the marketplace. Individual fixed income securities selected by the Adviser may decline in value or not increase in value, even when the bond market in general is rising.
• U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. There is a risk that the U.S. Government fails to pay interest or principal on U.S. Government obligations and such failure, or a perceived likelihood of such failure, will negatively impact the value and credit rating of U.S. Government obligations.
• Tax Risk. The Fund has elected, qualified, and intends to continue to qualify for each taxable year as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”) and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains that are distributed (or deemed distributed, as described below) to shareholders
The Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a regulated investment company and can limit the Fund’s ability to continue qualifying as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the Internal Revenue Service (the “IRS”) or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a regulated investment company.
If, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Code and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to further tax on such distributions to the extent of the Fund’s current or accumulated earnings and profits.
• Inflation Risk. Inflation presents the risk that the present value of income from investments will be less in the future because inflation decreases the value of money.
• Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to various risks, including interest rate risk, prepayment or call risk when interest rates fall, extension risk when interest rates rise, and default risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of these fixed income securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

• Foreign Investing Risk. Foreign securities, even those that are U.S. dollar-denominated, may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about, and less stringent regulatory standards applicable to, the issuers of foreign securities; lack of uniform accounting, auditing and financial reporting standards applicable to issuers of foreign securities; imposition of foreign withholding and other taxes; country-specific risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
• TBA Transactions Risk. A TBA transaction is effectively a contract to buy or sell mortgage-backed securities on a specific date. In a TBA transaction, the actual mortgage-backed security that will be delivered to fulfill the contract is not designated at the time of the contract, but is announced prior to the established trade settlement date. With TBA transactions, there is a risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities.
• Liquidity Risk. Certain fixed income securities may be difficult or impossible to sell at the time and price that the investment adviser would like to sell. The adviser may have to lower the price, sell other securities or forego an investment opportunity, any of which may have a negative effect on the management or performance of the Fund.
• Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in specific sectors of the market. Potential negative market or economic developments affecting one or more of these sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.
• Banking Industry Risk . The Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were less focused on the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Further, the Fund may be subject to “bail-in” risk whereby the financial institution's liabilities that are held by the Fund could be written down, eliminated or converted into equity or an alternative instrument of ownership.
• Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.
• Unrated Bond Risk. Unrated bonds determined by the investment adviser to be of comparable quality to rated bonds that the Fund may otherwise purchase may pay a higher interest rate than the rated bonds, but they are subject to a greater risk of illiquidity and price changes because less public information is typically available regarding unrated bonds or issuers compared to rated bonds or issuers.
• Defaulted/Distressed Securities Risk. Although the Fund invests in investment grade rated securities, a security rated investment grade, could experience a downgrade and become distressed or default. Distressed securities may not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default.
• Municipal Securities Risk. The municipal securities market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.
• Other Investment Companies Risk. In addition to the Fund’s fees and expenses, you will indirectly bear the fees and expenses charged by underlying investment companies in which the Fund invests through reduced performance.

• Valuation Risk. The fixed income securities held by the Fund are generally valued using prices provided by approved pricing services or, in some cases, using prices provided by dealers or the valuation committee of the investment adviser using fair valuation methodologies. The prices used by the Fund may be different from the prices used by other mutual funds or from the prices at which the Fund’s fixed income securities are actually bought and sold. The prices of the Fund’s fixed income securities may be subject to frequent and significant change and will vary depending on the information that is available to the party providing the price
• New Fund Risk . The Fund is new and has a limited operating history. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
• Modeling Risk. The Adviser uses analytical modeling techniques to structure the Fund’s investment portfolio. These models rely on inputs from third-party sources, and incorrect, imprecise, or stale data or assumptions used in the models can lead to flawed output which, if relied upon in managing the Fund’s portfolio may negatively affect Fund performance. The success of modeling techniques also depends on management’s use of the output in making portfolio management decisions, and these decisions might not produce the intended results even when based on sound modeling techniques.
PERFORMANCE INFORMATION

Performance information for the Fund is not included because the Fund has not yet completed its initial calendar year of operations. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

ADVISER
The Fund is advised by Curi Capital, LLC (the “Adviser”).

Portfolio Managers
Jonathan G. Rigano, CFA and Patrick N. Thiel are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Rigano is a Partner and Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since its inception in 2025. Mr. Thiel is a Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since its inception in 2025.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 534464, Pittsburgh, Pennsylvania 15253-4464), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment*
	Investor Class (not available for purchase)	Class I	Investor Class (not available for purchase)	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$2,500	$2,500	$500	$500
For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” and “ How to Exchange and Redeem Shares” in this Prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.